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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 28, 2004
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                    1-6541                          13-2646102
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(State or other              (Commission                  (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)

667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

  On October 28, 2004, Registrant issued a press release for Loews Corporation and a separate press release for the Carolina Group providing information on their results of operations for the third quarter of 2004. The press releases are furnished as Exhibits 99.1 and 99.2 to this Form 8-K.

Item 9.01	  Financial Statements and Exhibits

           (c) Exhibits:

           Exhibit No.                      Description
           ----------                       -----------

             99.1 Loews Corporation press release, issued October 28, 2004, providing information on third quarter results of operations.

             99.2 Carolina Group press release, issued by Loews Corporation October 28, 2004, providing information on third quarter results of operations.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LOEWS CORPORATION
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                                                  (Registrant)



Dated:  October 28, 2004             By:    /s/  Gary W. Garson
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                                         Gary W. Garson
                                         Senior Vice President
                                         General Counsel and Secretary

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